                                                                   EXHIBIT 99.03

[LETTERHEAD OF FIRST USA BANK APPEARS HERE]

                                                [LOGO OF FIRST USA APPEARS HERE]



                    MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

                _______________________________________________

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1994-4
                _______________________________________________

                Monthly Period:                   07/01/97 to
                                                  07/31/97
                Distribution Date:                08/15/97
                Transfer Date:                    08/14/97

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Trust during the Monthly Period referenced above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1994 -4 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly Distribution.
     -------------------------------------------------------

     1. The total amount of the distribution to Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                                          Class A                    $5.21618056
                                          Class B                     5.39701389
                                          Collateral Inv. Amt.        5.51302563
                                                                   -------------
                                          Total (weighted avg.)      $5.25761923

     2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                                          Class A                    $5.21618056
                                          Class B                     5.39701389
                                          Collateral Inv.Amt.         5.51302563
                                                                   -------------
                                          Total (weighted avg.)      $5.25761923

MONTHLY CERTIFICATEHOLDERS' STATEMENT                       SERIES 1994-4
PAGE 2


     3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                          Class A                    $0.00000000
                                          Class B                     0.00000000
                                          Collateral Inv. Amt.        0.00000000
                                                                   -------------
                                          Total                      $0.00000000
                                                                   =============
B.
        Information Regarding the Performance of the Trust.
        --------------------------------------------------

        1. Allocation of Principal Receivables.
           -----------------------------------

           The aggregate amount of Allocations of Principal
           Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                          Class A                 $90,604,333.46
                                          Class B                   7,065,597.38
                                          Collateral Inv. Amt.     10,864,020.05
                                                                ----------------
                                          Total                 $ 108,533,950.89
                                                                ================
        2. Allocation of Finance Charge Receivables.
           ----------------------------------------

           The aggregate amount of Allocations of Finance Charge
           Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                          Class A                 $10,872,202.79
                                          Class B                     846,339.14
                                          Collateral Inv. Amt.      1,302,060.22
                                                                ----------------
                                          Total                   $13,020,602.15
                                                                ================

        3. Principal Receivables / Investor Percentages
           --------------------------------------------

           (a)  The aggregate amount of Principal Receivables
                in the Trust as of the last day of the Monthly
                Period
                                                              $20,950,813,989.19


           (b)  Invested Amount as of the last day
                of the Monthly Period

                                          Class A                $726,450,000.00
                                          Class B                  56,550,000.00
                                          Collateral Inv. Amt.     87,000,000.00
                                                                ----------------
                                          Total                 $ 870,000,000.00
                                                               =================

MONTHLY CERTIFICATEHOLDERS' STATEMENT                    SERIES 1994-4
PAGE 3

           (c) The Floating Allocation Percentage: The Invested Amount set forth in paragraph 3(b) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 3(a) above

                                  Class A                                 3.467%
                                  Class B                                 0.270%
                                  Collateral Inv. Amt.                    0.415%
                                                                     -----------
                                  Total                                   4.152%

           (d)  During the Amortization Period: The Invested
                Amount as of _______ (the last day of the Revolving Period)

                                 Class A                                   N.A.
                                 Class B                                   N.A.
                                 Collateral Inv. Amt.                      N.A.
                                                                    -----------
                                 Total                                     N.A.

           (e) The Fixed/Floating Allocation Percentage: The Invested Amount set forth in paragraph 3(d) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 3(a) above

                                 Class A                                   N.A.
                                 Class B                                   N.A.
                                 Collateral Inv. Amt.                      N.A.
                                                                    -----------
                                 Total                                     N.A.


        4. Delinquent Balances.
           --------------------

           The Aggregate amount of outstanding balances in         Aggregate
           the Acccounts which were delinquent as the end           Account
           of the day on the last day of the Monthly Period         Balance
                                                               -----------------
           (a)  35 - 64 days                                     $333,942,932.43
           (b)  65 - 94 days                                      203,212,534.73
           (c)  95 - 124 days                                     165,110,215.98
           (d)  125 - 154 days                                    155,005,903.92
           (e)  155 - 184 days                                    124,415,929.07
           (f)  185 or more days                                   74,265,993.43
                                                               -----------------
                                 Total                         $1,055,953,509.56
                                                               =================

MONTHLY CERTIFICATEHOLDERS' STATEMENT                 SERIES 1994-4
PAGE 4


        5. Monthly Investor Default Amount.
           --------------------------------

           (a)  The aggregate amount of all defaulted Principal
                Receivables written off as uncollectible during the Monthly Period allocable to the Invested
                Amount (the aggregate "Investor Default
                Amount")

                                          Class A                  $4,435,536.64
                                          Class B                     345,281.29
                                          Collateral Inv. Amt.        531,201.99
                                                                  --------------
                                          Total                   $ 5,312,019.92
                                                                  ==============

           (b) The amount set forth in paragraph 5(a) above in respect of the Monthly Investor Default Amount, per original $1,000 interest

                                          Class A                          $6.11
                                          Class B                           6.11
                                          Collateral Inv. Amt.              6.11
                                                                  --------------
                                          Total                            $6.11
                                                                  ==============


        6. Investor Charge-Offs & Reimbursements of Charge-Offs.
           -----------------------------------------------------

           (a)  The aggregate amount of Class A Investor Charge-
                Offs and the reductions in the Class B Invested
                Amount and the Collateral Invested Amount

                                          Class A                          $0.00
                                          Class B                           0.00
                                          Collateral Inv. Amt.              0.00
                                                                  --------------
                                          Total                            $0.00
                                                                  ==============


           (b) The amounts set forth in paragraph 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                          Class A                          $0.00
                                          Class B                           0.00
                                          Collateral Inv. Amt.              0.00
                                                                  --------------
                                          Total                            $0.00
                                                                  ==============

MONTHLY CERTIFICATEHOLDERS' STATEMENT                        SERIES 1994-4
PAGE 5

           (c)  The aggregate amount of Class A Investor
                Charge-Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Collateral Invested Amount

                                          Class A                          $0.00
                                          Class B                           0.00
                                          Collateral Inv. Amt.              0.00
                                                                  --------------
                                          Total                            $0.00
                                                                  ==============

           (d) The amount set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                          Class A                          $0.00
                                          Class B                           0.00
                                          Collateral Inv. Amt.              0.00
                                                                  --------------
                                          Total                            $0.00
                                                                  ==============

        7. Investor Servicing Fee.
           -----------------------

           (a)  The amount of the Investor Monthly Servicing
                Fee payable by the Trust to the Servicer for the Monthly Period

                                          Class A                    $908,062.50
                                          Class B                      70,687.50
                                          Remaining Servicing Fee     108,750.00
                                                                  --------------
                                          Total                    $1,087,500.00
                                                                  ==============

           (b) The amount set forth in paragraph 7(a) above, per $1,000 interest

                                          Class A                     1.25000000
                                          Class B                     1.25000000
                                          Remaining Servicing Fee     1.25000000
                                                                   -------------
                                          Total                       1.25000000
                                                                   =============

        8. Reallocated Principal Collections
           ---------------------------------
           The amount of Reallocated Collateral and Class B
           Principal Collections applied in respect of Interest
           Shortfalls, Investor Default Amounts or Investor
           Charge-Offs for the prior month.

                                          Class B                          $0.00
                                          Collateral Inv. Amt.              0.00
                                                                  --------------
                                          Total                            $0.00
                                                                  ==============

MONTHLY CERTIFICATEHOLDERS' STATEMENT                            SERIES 1994-4
PAGE 6

        9. Collateral Invested Amount
           --------------------------

           (a)  The amount of the Collateral Invested Amount
                as of the close of business on the related
                Distribution Date after giving effect to
                withdrawals, deposits and payments to be
                made in respect of the preceding month            $87,000,000.00

           (b)  The Required Collateral Invested Amount as
                of the close of business on the related
                Distribution Date after giving effect to
                withdrawals, deposits and payments to
                be made in respect of the preceding month         $87,000,000.00


        10. The Pool Factor.
            ---------------

            The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                          Class A                     1.00000000
                                          Class B                     1.00000000
                                                                      ----------
                                          Total (weighted avg.)       1.00000000

        11. The Portfolio Yield
            -------------------

            The Portfolio Yield for the Related Monthly Period            10.63%

        12. The Base Rate
            -------------

            The Base Rate for the Related Monthly Period                   8.07%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
SIGNATURE PAGE




                                FIRST USA BANK
                                as Servicer



                                BY: /s/ Peter W. Atwater
                                  --------------------------------------
                                  Peter W. Atwater
                                  Executive Vice President